August 28, 2012

Summary Prospectus

Funds For Institutions Series

>  FFI Institutional Tax-Exempt Fund

Fund	Ticker Symbol
FFI Institutional Tax-Exempt Fund	MLEXX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus/cash. You can also get this information at no cost by calling (800) 626-1960 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated August 28, 2012, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Summary Prospectus

Key Facts About FFI Institutional Tax-Exempt Fund

Investment Objective

The objectives of FFI Institutional Tax-Exempt Fund (“Institutional Tax-Exempt Fund” or the “Fund”), a series of Funds For Institutions Series (“FFI” or the “Trust”), are to seek current income exempt from Federal income taxes, preservation of capital and liquidity available from investing in a diversified portfolio of short-term, high quality tax-exempt money market securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Institutional Tax-Exempt Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee[1]	0.05%
Other Expenses	0.18%
Administration Fees	0.15%
Miscellaneous Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.23%

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of Institutional Tax-Exempt Fund and Institutional Tax-Exempt Fund’s share of expenses of Master Institutional Tax-Exempt Portfolio (“Institutional Tax-Exempt Portfolio”). The management fees are paid by Institutional Tax-Exempt Portfolio.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Tax-Exempt Fund	$24	$74	$130	$293

Principal Investment Strategies of the Fund

Institutional Tax-Exempt Fund tries to achieve its objectives by investing in a diversified portfolio of short-term tax-exempt securities. These securities will have remaining maturities of up to 397 days (13 months), with certain exceptions. These securities consist principally of tax-exempt notes and commercial paper, short-term municipal bonds, tax-exempt variable rate demand obligations and short-term tax-exempt derivatives. Certain short-term tax-exempt securities have stated maturities that are longer than 397 days but give the Fund the right to demand payment from a financial institution within that period. The Fund treats these securities as having a maturity of 397 days or less. The Fund’s dollar-weighted average maturity will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less.

The Fund has adopted a fundamental policy (that may not be changed without shareholder approval) to invest, under normal circumstances, (i) at least 80% of its assets in investments the income from which, in the opinion of counsel to the issuer, is exempt from Federal income tax or (ii) so that at least 80% of the income that it distributes will be exempt from Federal income tax. These requirements apply to investments or distributions that are exempt from Federal income tax under both the regular tax rules and the alternative minimum tax rules.

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The Fund does not presently intend to invest more than 25% of its total assets in short-term tax-exempt securities of issuers located in the same state. Fund management determines which securities to buy based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of differences in yields of similar kinds of securities.

Principal Risks of Investing in the Fund

Institutional Tax-Exempt Fund cannot guarantee that it will achieve its objectives.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
■	Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Variable Rate Demand Notes and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand notes or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

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Performance Information

The information shows you how Institutional Tax-Exempt Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. Information for the period before January 14, 2002 (when the Fund converted to a “master/feeder” structure) reflects the Fund’s operations as a stand-alone fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.fundsforinstitutions.com or can be obtained by phone at (800) 626-1960.

ANNUAL TOTAL RETURNS
Institutional Tax-Exempt Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.90% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2011). The year-to-date return as of June 30, 2012 was 0.01%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
Institutional Tax-Exempt Fund	0.06%	1.26%	1.51%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.

Investment Manager

Institutional Tax-Exempt Fund’s investment manager is BlackRock Advisors, LLC.

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Purchase and Sale of Fund Shares

To purchase or sell shares of the Fund, you should contact your financial professional or financial intermediary or contact the FFI Client Service Team, by phone at (800) 225-1576 or by mail (Boston Financial Data Services, Attention: BlackRock, P.O. Box 8118, Boston, Massachusetts 02266).

Accounts can be open with a minimum initial investment of $100,000. To open an account, an FFI account application must be fully executed and supporting documentation must be provided. The minimum investment for additional purchases is generally $1,000 for all accounts. The Fund will effect orders to purchase and sell shares on every day that both the New York Stock Exchange and the Federal Reserve are open for business, and the bond markets are open for trading.

Tax Information

The Fund will declare a dividend daily from its net investment income, if any. Net realized capital gains, if any, will be distributed at least annually in the form of reinvestment in additional shares at net asset value or, at the shareholder’s option, paid in cash. The Fund intends to pay dividends most of which will be excludable from your gross income for Federal income tax purposes, but may pay taxable capital gains dividends as well.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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INVESTMENT COMPANY ACT FILE #811-05149 © BlackRock Advisors, LLC SPRO-FFIS-ITE-0812